                                  EXHIBIT 99.3

                           PRIOR PERFORMANCE TABLE VI

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM

The following table includes information concerning real property in which 41 prior programs sponsored by Affiliates of the Managing Shareholder of the Trust, Baron Advisors, Inc., have acquired direct or indirect equity or debt interests in the most recent three years. The prior programs have investment objectives similar to those of the Trust in that the programs provided financing in respect of residential properties (and in one case, a retail shopping center) for current income and capital appreciation (other than the mortgage funds).

--------------------------------------------------------------------------------

                      Florida Income Advantage Fund I, Ltd.

--------------------------------------------------------------------------------
Name, location, type of property:             Forest Glen Apartments - Phase III
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              26 Units
                                              30,654 total square feet

Date investment made:                         2/94

Principal amount of mortgage financing
existing at date of investment:               $625,000

Contract Investment Price(1):                 $846,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $846,000

--------------------------------------------------------------------------------

                    Realty Opportunity Income Fund VIII, Ltd.

--------------------------------------------------------------------------------
Name, location, type of property:             Forest Glen Apartments - Phase II
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              30 Units
                                              38,802 total square feet

Date investment made:                         3/94

Principal amount of mortgage financing
existing at date of investment:               $784,000

Contract Investment Price(1):                 $849,600

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $849,600

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in (or equity interests in other entities), or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."
                                                                    [052699]

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                    Florida Income Appreciation Fund I, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Forest Glen Apartments - Phase IV
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              8 Units
                                              9,800 total square feet

Date investment made:                         4/94

Principal amount of mortgage financing
existing at date of investment:               $173,000

Contract Investment Price(1):                 $184,500

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $184,500

--------------------------------------------------------------------------------

                        Florida Capital Income Fund, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Eagle Lake Apartments
                                              Port Orange, Florida
                                              Residential Apartment Community

Number of units and
     Total square feet of units:              77 Units
                                              45,504 total square feet

Date investment made:                         11/94

Principal amount of mortgage financing
existing at date of investment:               $1,443,000

Contract Investment Price(1):                 $656,300

Cash Reserve:                                 $0

Acquisition Fee:                              $60,000

Total Investment Cost:                        $716,300

--------------------------------------------------------------------------------
(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in (or equity interests in other entities, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                         Tampa Capital Income Fund, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Lakewood Apartments
                                              Brandon, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              83 Units
                                              44,928 total square feet

Date investment made:                         12/94

Principal amount of mortgage financing
existing at date of investment:               $1,500,000

Contract Investment Price(1):                 $589,500

Cash Reserve:                                 $165,500

Acquisition Fee:                              $180,000

Total Investment Cost:                        $935,000

--------------------------------------------------------------------------------

                      Florida Capital Income Fund II, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Forest Glen Apartments - Phase I
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              52 Units
                                              62,696 total square feet

Date investment made:                         1/95

Principal amount of mortgage financing
existing at date of investment:               $1,343,000

Contract Investment Price(1):                 $548,000

Cash Reserve:                                 $199,000

Acquisition Fee:                              $71,000

Total Investment Cost:                        $818,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in (or equity interests in other entities, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                    Florida Opportunity Income Partners, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Camellia Court Apartments
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              60 Units
                                              34,848 total square feet

Date investment made:                         3/95

Principal amount of mortgage financing
existing at date of investment:               $900,000

Contract Investment Price(1):                 $543,000

Cash Reserve:                                 $143,000

Acquisition Fee:                              $24,000

Total Investment Cost:                        $710,000

--------------------------------------------------------------------------------

                      Florida Capital Income Fund III, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Bridgepoint Apartments
                                              Jacksonville, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              48 Units
                                              27,360 total square feet

Date investment made:                         7/95

Principal amount of mortgage financing
existing at date of investment:               $700,000

Contract Investment Price(1):                 $549,000

Cash Reserve:                                 $121,000

Acquisition Fee:                              $40,000

Total Investment Cost:                        $710,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                          Florida Tax Credit Fund, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Spring Glade Apartments
                                              Tampa, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              78 Units
                                              42,912 total square feet

Date investment made:                         6/95

Principal amount of mortgage financing
existing at date of investment:               $564,000

Contract Investment Price(1):                 $546,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $546,000

--------------------------------------------------------------------------------

                 Baron First Time Homebuyer Mortgage Fund, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Pleasant Grove
                                              Louisville, Kentucky
                                              Residential Community

Number of units and
     total square feet of units:              39 Units
                                              54,600 total square feet

Date investment made:                         1/96

Principal amount of mortgage financing
existing at date of investment:               $400,000

Contract Investment Price(1):                 $450,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $450,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                      Florida Capital Income Fund IV, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Glen Lake Apartments
                                              St. Petersburg, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              144 Units
                                              79,200 total square feet

Date investment made:                         5/94

Principal amount of mortgage financing
existing at date of investment:               $2,812,500

Contract Investment Price(1):                 $1,212,800

Cash Reserve:                                 $305,200

Acquisition Fee:                              $100,100

Total Investment Cost:                        $1,618,100

--------------------------------------------------------------------------------

                      GSU Stadium Student Apartments, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Stadium Club Apartments
                                              Statesboro, Georgia
                                              Student Residential Apartments

Number of units and
     total square feet of units:              60 Units
                                              51,624 total square feet

Date investment made:                         11/95

Principal amount of mortgage financing
existing at date of investment:               $1,372,000

Contract Investment Price(1):                 $690,000

Cash Reserve:                                 $100,000

Acquisition Fee:                              $100,000

Total Investment Cost:                        $890,000
--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                         Brevard Mortgage Program, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Meadowdale Apartments
                                              Melbourne, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              64 Units
                                              39,168 total square feet

Date investment made:                         12/95

Principal amount of mortgage financing
existing at date of investment:               $900,000

Contract Investment Price(1):                 $450,000

Cash Reserve:                                 $57,500

Acquisition Fee:                              $0

Total Investment Cost:                        $507,500

--------------------------------------------------------------------------------

                Baron First Time Homebuyer Mortgage Fund II, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             East Bay Village
                                              Louisville, Kentucky
                                              Residential Community

Number of units and
     total square feet of units:              54 Units
                                              75,600 total square feet

Date investment made:                         2/96

Principal amount of mortgage financing
existing at date of investment:               $450,000

Contract Investment Price(1):                 $455,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $455,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                  Clearwater First Time Homebuyer Program, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Palm Bay Condominiums
                                              Seminole, Florida
                                              Residential Condominium Community

Number of units and
     total square feet of units:              195 Units
                                              165,750 total square feet

ate investment made:                          3/96

Principal amount of mortgage financing
existing at date of investment:               $4,900,000

Contract Investment Price(1):                 $672,500

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $672,500

--------------------------------------------------------------------------------

               Baron First Time Homebuyer Mortgage Fund III, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Independence Condominiums
                                              Independence, Kentucky
                                              Residential Condominium Community

Number of units and
     total square feet of units:              84 Units
                                              100,800 total square feet

Date investment made:                         5/96

Principal amount of mortgage financing
existing at date of investment:               $5,600,000

Contract Investment Price(1):                 $450,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $450,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                Baron First Time Homebuyer Mortgage Fund V, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Independence Condominiums
                                              Independence, Kentucky
                                              Residential Condominium Community

Number of units and
     total square feet of units:              84 Units
                                              100,800 total square feet

Date investment made:                         1/96

Principal amount of mortgage financing
existing at date of investment:               $5,600,000

Contract Investment Price(1):                 $425,000

Cash Reserve:                                 $25,000

Acquisition Fee:                              $0

Total Investment Cost:                        $450,000

--------------------------------------------------------------------------------

                Baron First Time Homebuyer Mortgage Fund IV, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Villas at Meadowview
                                              Louisville, Kentucky
                                              Residential Community

Number of units and
     total square feet of units:              84 Units
                                              88,200 total square feet

Date investment made:                         6/96

Principal amount of mortgage financing
existing at date of investment:               $375,000

Contract Investment Price(1):                 $430,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $430,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                       Florida Income Growth Fund V, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:           Blossom Corners Apartments - Phase I
                                            Orlando, Florida
                                            Residential Apartment Community

Number of units and
     total square feet of units:            70 Units
                                            37,728 total square feet

Date investment made:                       4/96

Principal amount of mortgage financing
existing at date of investment:             $1,050,000

Contract Investment Price(1):               $825,500

Cash Reserve:                               $142,000

Acquisition Fee:                            $57,500

Total Investment Cost:                      $1,025,000

--------------------------------------------------------------------------------

                Lamplight Court of Bellefontaine Apartments, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:           Lamplight Court Apartments
                                            Bellefontaine, Ohio
                                            Residential Apartment Community

Number of units and
     total square feet of units:            80 Units
                                            46,944 total square feet

Date investment made:                       7/96

Principal amount of mortgage financing
existing at date of investment:             $1,400,000

Contract Investment Price(1)                $580,000

Cash Reserve:                               $0

Acquisition Fee:                            $40,000

Total Investment Cost:                      $620,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                      Baron Strategic Vulture Fund I, Ltd.

--------------------------------------------------------------------------------

Name, location, type              Curiosity Creek Apartments
of property:                      Tampa , Florida (73.7%)
                                  Residential Apartment Community

Number of units and
  total square feet of units:     81 Units
                                  43,776 total square feet

Date investment made:             10/96

Principal amount of mortgage
financing existing at date of
investment:                       $1,300,000

Contract Investment Price(1):     $612,000

Cash Reserve:                     $90,000

Acquisition Fee:                  $90,000

Total Investment Cost:            $792,000

--------------------------------------------------------------------------------

                      Baron Strategic Investment Fund, Ltd.

--------------------------------------------------------------------------------

Name, location, type              Villas at Lake          Blossom Corners
of property:                      Sycamore Cincinnati,    Apartments - Phase II
                                  Ohio Townhomes          Orlando, Florida
                                  (under development)     Residential Apartment
                                                          Community

Number of units and
  total square feet of units:     164 Units               68 Units
                                  217,300 total           38,100 total
                                  square feet             square feet

Date investment made:             3/98                    10/96

Principal amount of mortgage
financing existing at date of
investment:                       $800,000                $1,130,000

Contract Investment Price(1):     $128,000                $712,409

Cash Reserve:                     $18,000                 $102,000

Acquisition Fee:                  $21,600                 $122,400

Total Investment Cost:            $167,600                $936,809

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                    Baron Strategic Investment Fund II, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:                Steeplechase Apartments
                                                 Anderson, Indiana
                                                 Residential Apartment Community

Number of units and
     total square feet of units:                 72 Units
                                                 42,720 total square feet

Date investment made:                            11/96

Principal amount of mortgage financing
existing at date of investment:                  $1,254,307

Contract Investment Price(1):                    $524,000

Cash Reserve:                                    $80,000

Acquisition Fee:                                 $96,000

Total Investment Cost:                           $700,000

------------------------------------------------------------------------------------------------------------------------------------

                                              Baron Strategic Investment Fund VI, Ltd.

------------------------------------------------------------------------------------------------------------------------------------
Name, location,          Candlewood Apts. -          Country Square Apts. -     Pine View Apartments        Garden Terrace
type of property:        Phase II Tampa, Florida     Phase I Tampa, Florida     Orlando, Florida (52.44%)   Apts. - Phase III
                         (41.3%) Residential Apt     Residential Apt.           Residential Apt.            Tampa, Florida (20%)
                         Community                   Community                  Community                   Residential Apt.
                                                                                                            Community

Number of units and
 total square feet of
 units:                  60 Units                    73 Units                   91 Units                    91 Units
                         17,568 total square feet    40,032 total square feet   Approx. 50,000 sq. ft.      54,720 total square feet

Date investment made:    4/98                        3/97                       10/97                       2/98

Principal amount of
mortgage financing
existing at date of
investment:              $605,000                    $1,600,000                 $1,620,000                  $1,010,000

Contract Investment
Price(1):                $68,000                     $188,750                   $347,000                    $160,000

Cash Reserve:            $10,800                     $30,000                    $54,000                     $25,200

Acquisition Fee:         $12,960                     $36,000                    $64,800                     $30,240

Total Investment Costs:  $91,760                     $254,750                   $465,800                    $215,440

------------------------------------------------------------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                          Baron Mortgage Fund IX, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:        Glen Oaks
                                         Louisville, Kentucky
                                         Single Family Homes

Number of units and
     total square feet of units:         320 Units
                                         Development Only

Date investment made:                    1/97

Principal amount of mortgage
financing  existing at date of
investment:                              $0

Contract Investment Price(1):            $678,000

Cash Reserve:                            $120,000

Acquisition Fee:                         $120,000

Total Investment Cost:                   $918,000

--------------------------------------------------------------------------------

                  Baron Income Property Mortgage Fund VI, Ltd.

--------------------------------------------------------------------------------


Name, location, type of property:        Brentwood at Independence Apartments -
                                         Phase I Independence, Kentucky
                                         Residential Apartment Community

Number of units and
     total square feet of units:         150 Units
                                         136,500 total square feet

Date investment made:                    8/96

Principal amount of mortgage
financing  existing at date of
investment:                              $6,900,000

Contract Investment Price(1):            $645,000

Cash Reserve:                            $0

Acquisition Fee:                         $0

Total Investment Cost:                   $645,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                    Baron Mortgage Development Fund VII, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:          Brentwood at Alexandria Apartments -
                                           Phase I Alexandria, Kentucky
                                           Residential Apartment Community

Number of units and
     total square feet of units:           84 Units
                                           76,440 total square feet

Date investment made:                      12/96

Principal amount of mortgage financing
existing at date of investment:            $3,875,000


Contract Investment Price(1):              $585,000

Cash Reserve:                              $0

Acquisition Fee:                           $0

Total Investment Cost:                     $585,000

--------------------------------------------------------------------------------

                     Baron Mortgage Development Fund X, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:          Townhomes at Aspen Glen
                                           Cincinnati, Ohio
                                           Residential Condominium Community

Number of units and
     total square feet of units:           226 Units
                                           305,100 total square feet

Date investment made:                      12/96

Principal amount of mortgage financing
existing at date of investment:            $450,000


Contract Investment Price(1):              $678,000

Cash Reserve:                              $0

Acquisition Fee:                           $0

Total Investment Cost:                     $678,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                    Baron Mortgage Development Fund XI, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:        The Villas at Lake Sycamore
                                         Cincinnati, Ohio
                                         Residential Townhome Community

Number of units and
     total square feet of units:         164 Units
                                         217,300 total square feet

Date investment made:                    4/97

Principal amount of mortgage financing
existing at date of investment:          $800,000

Contract Investment Price(1):            $678,000

Cash Reserve:                            $0

Acquisition Fee:                         $0

Total Investment Cost:                   $678,000

--------------------------------------------------------------------------------

                   Baron Mortgage Development Fund XVIII, L.P.
--------------------------------------------------------------------------------


Name, location, type of property:        Brentwood at Independence Apartments -
                                         Phase II Independence, Kentucky
                                         Residential Apartment Community

Number of units and                      150 Units
     total square feet of units:         136,500 total square feet

Date investment made:                    7/97

Principal amount of mortgage financing
existing at date of investment:          $6,900,000

Contract Investment Price(1):            $668,000

Cash Reserve:                            $0

Acquisition Fee:                         $0

Total Investment Cost:                   $668,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

-----------------------------------------------------------------------------------------------------------------------------------

                                               Baron Strategic Investment Fund V, Ltd.

------------------------------------------------------------------------------------------------------------------------------------

Name, location, type of property:    Sunrise Apartments - Phase I    Curiosity Creek Apartments      Candlewood Apts. - Phase II
                                     Titusville, Florida             Tampa, Florida (26.3%)          Tampa, Florida (12.8%)
                                     Residential Apartment           Residential Apartment           Residential Apartment
                                     Community                       Community                       Community


Number of units and
     total square feet of units:     60 Units                        81 Units                        60 Units
                                     36,288 total square feet        43,776 total square feet        17,568 total square feet

Date investment made:                6/97                            3/97                            4/98

Principal amount of mortgage
financing existing at date of
investment:                          $1,079,582                      $1,300,000                      $605,000

Contract Investment Price(1):        $488,000                        $218,100                        $21,000

Cash Reserve:                        $80,400                         $36,000                         $3,600

Acquisition Fee:                     $80,400                         $36,000                         $3,600

Total Investment Cost:               $648,800                        $350,100                        $28,200

------------------------------------------------------------------------------------------------------------------------------------

                                              Baron Strategic Investment Fund VII, Ltd.

------------------------------------------------------------------------------------------------------------------------------------

Name, location, type of property:    Crystal Court Apts. -           Longwood Apts. - Phase II       Sunrise Apts. - Phase II
                                     Phase I Lakeland, Florida       Cocoa Beach, Florida            Titusville, Florida
                                     Residential Apartment           Residential Apartment           Residential Apartment Community
                                     Community                       Community

Number of units and
     total square feet of units:     72 Units                        36 Units                        37 Units
                                     43,776 total square feet        22,176 total square feet        23,040 total square feet

Date investment made:                4/97                            4/97                            4/97

Principal amount of mortgage
financing existing at date of
investment:                          $1,222,000                      $707,784                        $637,654

Contract Investment Price(1):        $42,654                         $314,500                        $392,522

Cash Reserve:                        $89,300                         $53,200                         $47,500

Acquisition Fee:                     $107,160                        $63,840                         $57,000

Total Investment Cost:               $239,114                        $431,540                        $497,022

------------------------------------------------------------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                    Baron Mortgage Development Fund XV, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:                Brentwood at Alexandria
                                                 Alexandria, Kentucky
                                                 Residential Apartment Community

Number of units and
     total square feet of units:                 84 Units
                                                 81,648 total square feet

Date investment made:                            7/97

Principal amount of mortgage financing
existing at date of investment:                  $3,875,000

Contract Investment Price(1):                    $575,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $20,000

Total Investment Cost:                           $595,000


------------------------------------------------------------------------------------------------------------------------------------

                                               Baron Strategic Investment Fund X, Ltd.

------------------------------------------------------------------------------------------------------------------------------------
Name, location, type    Heatherwood Apts.-Phase II  Pine View Apartments      Crystal Court Apts.-Phase I  Garden terrace
of property:            Kissimmee, Florida (42%)    Orlando, Florida          Lakeland, Florida (47.59%)   Apts.-Phase III
                        Residential Apartment       (39.56%)                  Residential Apartment        Tampa, Florida (55%)
                        Community                   Residential Apartment     Community                    Residential Apt
                                                    Community                                              Community

Number of units and
total square feet of
units:                  41 Units                                              72 Units                     91 Units
                        22,176 total square         91 Units                  43,776 total square feet     40,032 total  square feet
                                                    46,656 total square feet

Date investment made:   10/97                                                 10/97                        1/98
                                                    10/97

Principal amount of
mortgage financing
existing at date
of investment:          $710,000                    $1,620,000                $1,222,000                   $1,010,000

Contract Investment
Price(1):               $174,000                    $263,000                  $359,000                     $200,000

Cash Reserve:           $26,400                     $39,600                   $54,000                      $45,600

Acquisition Fee:        $31,680                     $47,520                   $64,800                      $45,600

Total Investment Cost:  $232,080                    $350,120                  $477,800                     $291,200

------------------------------------------------------------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                    Baron Mortgage Development Fund XIV, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:            The Shoppes of Burlington
                                             Burlington, Kentucky
                                             Retail Shopping Center

Number of units and
     total square feet of units:             97,000 square feet

Date investment made:                        3/98

Principal amount of mortgage financing
existing at date of investment:              $3,000,000

Contract Investment Price(1):                $840,000

Cash Reserve:                                $0

Acquisition Fee:                             $0

Total Investment Cost:                       $840,000
--------------------------------------------------------------------------------

                    Baron Strategic Investment Fund IV, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:            Country Square Apartments - Phase I
                                             Tampa, Florida
                                             Residential Apartment Community

Number of units and
     total square feet of units:             73 Units
                                             40,032 square feet

Date investment made:                        1/97

Principal amount of mortgage financing
existing at date of investment:              $1,600,000

Contract Investment Price(1):                $690,000

Cash Reserve:                                $100,000

Acquisition Fee:                             $100,000

Total Investment Cost:                       $890,000
--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

------------------------------------------------------------------------------------------------------------------------------------

                                             Baron Strategic Investment Fund VIII, Ltd.

------------------------------------------------------------------------------------------------------------------------------------

Name, location, type of property:     Longwood Apts. - Phase I         Heatherwood Apts. - Phase II      The Villas at Lake Sycamor
                                      Cocoa, Florida                   Kissimmee, Florida                Cincinnati, Ohio
                                      Residential Apartment            Residential Apartment             Townhomes
                                      Community                        Community (58%)                   (under development)

Number of units and
 total square feet of units:          58 Units                         41 Units                          164 Units
                                      35,712 square feet               22,176 square feet                217,300 total square feet

Date investment made:                 10/97                            10/97

Principal amount of mortgage
financing existing at date of
investment:                           $1,037,000                       $710,000                          $800,000

Contract Investment Price(1)          $577,429                         $160,500                          $77,000

Cash Reserve:                         $84,000                          $24,000                           $12,000

Acquisition Fee:                      $100,800                         $28,800                           $14,400

Total Investment Cost:                $762,229                         $213,300                          $103,400


(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                        Florida Tax Credit Fund II, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:                Bear Creek Apartments
                                                 Bartow, Florida
                                                 Residential Apartment Community

Number of units and
     total square feet of units:                 47 Units
                                                 34,560 total square feet

Date investment made:                            8/97

Principal amount of mortgage financing
existing at date of investment:                  $427,346

Contract Investment Price(1):                    $259,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $259,000

------------------------------------------------------------------------------------------------------------------------------------

                                              Baron Strategic Investment Fund IX, Ltd.

------------------------------------------------------------------------------------------------------------------------------------

Name, location, type of          Villas at Lake Sycamore   Candlewood Apts. -         Garden Terrace Apts. -   Crystal Court Apts.-
property:                        Cincinnati, Ohio          Phase II Tampa, Florida    Phase III                Phase I Lakeland,
                                 Townhomes                 (45.9%)Residential Apt.    Tampa, Florida (25%)     Florida (44.96%)
                                 (under development)       Community                  Residential Apt          Residential Apt
                                                                                      Community                Community

Number of units and
  total square feet of
  units:                         164 Units                 60 Units                   91 Units                 72 Units
                                 217,300                   17,568 total               40,032 total             43,776 total
                                 square feet               square feet                square feet              square feet

Date investment made:            2/98                      4/98                       1/98                     12/97

Principal amount of mortgage
financing existing at
date of investment:              $800,000                  $605,000                   $1,010,000               $1,216,741

Contract Investment
Price(1):                        $243,500                  $75,500                    $200,000                 $289,000

Cash Reserve:                    $55,200                   $16,800                    $45,600                  $120,000

Acquisition Fee:                 $55,200                   $16,800                    $45,600                  $120,000

Total Investment Cost:           $353,900                  $109,100                   $291,200                 $529,000

------------------------------------------------------------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                   TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

--------------------------------------------------------------------------------

                 Central Florida Income Appreciation Fund, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Laurel Oaks Apartments
                                              (formerly Grove Hamlet Apartments)
                                              Deland, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              56 Units
                                              45,504 total square feet

Date investment made:                         6/95

Principal amount of mortgage financing
existing at date of investment:               $1,400,000

Contract Investment Price(1):                 $725,000

Cash Reserve:                                 $105,000

Acquisition Fee:                              $28,000

Total Investment Cost:                        $858,000

--------------------------------------------------------------------------------

                        Midwest Income Growth Fund, Ltd.

--------------------------------------------------------------------------------

Name, location, type of property:             Brookwood Way Apartments
                                              Mansfield, Ohio
                                              Residential Apartment Community

Number of units and
     total square feet of units:              66 Units
                                              38,016 total square feet

Date investment made:                         8/96

Principal amount of mortgage financing
existing at date of investment:               $1,075,000

Contract Investment Price(1):                 $219,000

Cash Reserve:                                 $70,000

Acquisition Fee:                              $15,000

Total Investment Cost:                        $304,000

--------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."